Mosaic Focus Fund
Annual Report

December 31, 2000

Mosaic Funds

www.mosaicfunds.com

 Contents

Letter to Shareholders	1
Management’s Discussion of Fund Performance
Review of Period	2
Market in Review	2
Outlook for 2001	3
Fund Overview	3
Comparison of Changes in the Value of a $10,000 Investment	4
Industry Diversification as of December 31, 2000	4
Interview with Jay Sekelsky	5
Independent Auditors’ Report	6
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12

Letter to Shareholders

  Katherine Frank

I’m pleased to report that Mosaic Focus earned a one-year return of 10.70% against a backdrop of a down market. For the year 2000 the S&P 500 was down 9.10%, the Dow Jones Industrial Average was down 6.18% and the Nasdaq declined 39.18%.

At Mosaic we’ve been working for more than 20 years to bring you solid long-term investment results. Our approach focuses on buying great American companies when their stocks are reasonably priced. We continue to believe that this is the best way to bring our shareholders value over time. In the year 2000 this discipline was well-rewarded, as investors began to doubt the valuations of the most speculative technology stocks, and turned towards our kind of proven, steadily growing companies.

This is the time of year when we often hear from shareholders regarding tax issues. By now you’ve received your 1099 forms and a special mailing that contained tax information on our equity and tax-free funds. For those of you receiving tax refunds, we hope you will take a minute to consider the speed and convenience of instructing the IRS to electronically transfer your refund to your Mosaic account. A card that accompanied our tax mailing provides you with the how-to details.

It’s also the time of year when it’s worth reviewing a few tax reduction strategies. One of the easiest means of moderating the tax bite is to make sure you take full advantage of the tax benefits of IRAs. Just about every working American, regardless of participation in a workplace retirement fund, has access to an annual $2,000 IRA contribution. Prior to April 16, 2001, you are eligible for both 2000 and 2001 IRA contributions. For investors in the highest tax brackets, tax-free bonds and bond funds continue to make good sense. Finally, for those of you putting college money away for children and grandchildren, Education IRAs and Custodial accounts have some decided tax benefits. For more information on any of these investment options, give us a call at 800-368-3195.

Sincerely,

(signature)

Katherine Frank
President

Management’s Discussion of Fund Performance

Review of Period

The one-year period ended December 31, 2000 showed considerable relative strength for Mosaic Focus with a 10.70% return. The fund performed well both compared to the stock market indices and its peers. Lipper Inc. maintains averages based on a variety of investment categories which are widely used for peer comparisons. Although Mosaic manages its funds for growth, our valuation constraints will see our category shift from time to time among Growth, Core and Value. With the market’s recent domination by extremely high-priced technology stocks, Focus showed more relative value characteristics than growth. For the year 2000 the Lipper Large-Cap Value Index was up just 1.95%.

The year was one in which Mosaic’s long-held belief in growth-at-a-reasonable-price was well rewarded. Our concerns with valuation kept us away from the more speculative technology stocks which had powered the market up in 1999, but suffered major losses in 2000. Investors fleeing these technology stocks turned to the kind of reliable, profitable companies in which our funds are concentrated.

Market in Review

The year 2000 began with a continuation of the trends set in 1999. While the stock indices rose, they were driven largely by the steady escalation in value of a narrow segment of the market, specifically favored technology stocks. As has been well documented by now, this trend suffered a steep reversal beginning in March, with many of the stocks that led the market up also leading it downward. This roller coaster ride was particularly pronounced in the Nasdaq index, due to its heavy technological weighting. Yet despite the damage done to the technology sector, other areas of the the market remained relatively unscathed to strongly positive.

The story behind the market’s reversal was the increasing evidence of an economic slowdown, sparked by the Federal Reserve Board’s interest rate increases. A slowing economy began to make its mark on corporate earnings, and as the year unfolded, the depth of the slowdown appeared to be increasing. Technology stocks in particular had been bid to historically unprecedented valuations. At these extreme values the stocks were quite vulnerable to any bad news, and the emergence of negative announcements regarding revenues and earnings was enough to send the sector reeling. Investors were quick to rotate to the relative safety of reliable stocks in healthcare, utilities and financials.

Adding to the economic trend set in motion by the Fed’s rate policies were violence and oil concerns in the Middle East, the prolonged presidential election, and a series of corporate warnings of lowering earnings. The falling stock market has an economic impact of its own, as it dampened consumer confidence, spending and capital investment in general.

Over the course of the year, various sectors in the market had widely different results. Looking at the S&P 500, which is often used to represent the U.S. stock market in general, the technology and communications sectors took close to a 40% dive for the year. At the same time, utilities, financial stocks, and the healthcare sector all were strongly positive. The end result was an S&P 500 that was down over 9%, but with investors and managers showing a variety of results depending on approach and sector allocation.

Outlook for 2001

The reversal in Fed policies will give a boost to the market, but the real impact can take up to 12 months to percolate through the economy. In the meantime, we think the year 2001 will have more in common with the year 2000 than the previous years, which were characterized by narrowness and one-sided reliance on technology stocks. Given that earnings are likely to continue to be spotty, we will continue to seek to own great companies that we believe can deliver solid earning gains in this environment. Despite the loss in value in some sectors of the market, we don’t believe the market has been stripped of excessive risk. We do hope that the quick, substantial decline seen in the past year will remind investors of the risks within the stock market, and that stocks that seem to have no price ceiling may be subject to major reversals. We believe the economic environment will keep investors focused on reliable, profitable companies, which means the market will be in line with our long-standing investment discipline.

Fund Overview

TOP FIVE STOCK HOLDINGS AS OF DECEMBER 31, 2000
% of net assets
Bristol Myers Squibb	9.53%
Target Corp.	9.01%
McDonald’s Corp.	8.24%
Lowe’s Co.	8.09%
Worldcom Inc.	6.48%

Comparison of Changes in the Value of a $10,000 Investment

Industry Diversification as of December 31, 2000

Interview with lead equity manager Jay Sekelsky

Can you summarize the performance of the Focus Fund?

This past year was quite gratifying, as the fund’s 10.70% return was well ahead of all the major market indices. The fund was also ahead of the S&P 500 for the three years since its inception, with an annualized return of 13.65% compared to the S&P 500’s 12.26%. It has always been our objective to provide a solid, core investment approach that can help investors reach their goals in all kinds of market environments. Focus Fund gives investors access to what we feel are the 15-18 best of these stock picks. It is extremely rewarding to know that our top stock selections achieved our goals in the year 2000, which was such a difficult market for so many.

Did you make any significant additions to the portfolio since December 31, 1999?

This past year saw some real extremes in the market, with various sectors moving dramatically in opposite directions. Roiling markets tend to create turnover in our portfolios, as stocks have the ability to become fully priced in short order, while other stocks drop and become buy candidates. Our top five holdings are particularly important in this fund, since they make up approximately 40% of the fund’s assets. Three new names appear in the top five when compared to the beginning of the period: Target, the discount retailer; McDonald’s and Lowe’s Company, which operates home-improvement stores. Towards the end of the period we began to nibble at the technology sector, as we added a position in Dell Computer.

What holdings were the strongest contributors to fund performance?

We had a number of positive contributors to performance. One of the stronger sectors for Mosaic Focus was the consumer staples area. We had excellent performance from drugstore operator CVS, and supermarket chain Safeway. Financials also had a good year, and we benefited from an overweighting in that sector which included Freddie Mac, Associates First Capital and Wells Fargo. We not only avoided a lot of the pain in technology stocks, but actually had a strong positive with an opportune sale of Intel.

What holdings were the largest constraints on performance?

The two hardest hit sectors in the market were technology and telecommunications. Our telecommunications holding, MCI Worldcom, was the biggest negative for the year for us. While we acquired Microsoft in the wake of concerns over anti-trust action, the stock joined the general rout in technology stocks and was an overall weight on performance. However, our emphasis on diversification across sectors allowed us to balance these negatives with strong positives from other holdings.

Independent Auditors’ Report

To the Board of Trustees and Shareholders of Mosaic Focus Fund:

We have audited the accompanying statement of assets and liabilities of the Mosaic Focus Fund (the "Fund"), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Fund’s custodian and brokers, and through the performance of other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mosaic Focus Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 9, 2001

Portfolio of Investments

	NUMBEROF SHARES	VALUE
COMMON STOCKS: 86.6% of net assets
BANKS: 4.6%
Wells Fargo & Company	2,500	$00,139,219
CONSUMER CYCLICALS: 17.1%
Lowe’s Companies	5,500	244,750
Target Corporation	8,450	272,513
CONSUMER SERVICES — TELECOMMUNICATIONS: 6.5%
Worldcom, Inc.*	14,000	196,000
CONSUMER STAPLES — FOOD & BEVERAGE: 8.2%
McDonald’s Corporation	7,330	249,220
CONSUMER STAPLES — RETAIL: 5.0%
Safeway, Incorporated*	2,400	150,000
FINANCIAL SERVICES: 9.8%
Federal Home Loan Mortgage Corp	2,000	137,750
Stilwell Financial Inc.	4,000	157,750
HEALTHCARE: 9.5%
Bristol Meyers Squibb	3,900	288,356
INDUSTRIAL: 4.9%
Martin Marietta Material	3,500	148,050
INSURANCE: 4.8%
MGIC Investment Corp.	2,150	144,991
TECHNOLOGY: 16.2%
Dell Computer Corp.*	7,500	130,781
Microsoft Corporation*	2,900	125,787
Tellabs Incorporated*	2,200	124,300
Time Warner Inc.	2,100	109,704
TOTAL COMMON STOCKS (cost $2,613,209)		2,619,171
REPURCHASE AGREEMENT: 17.6% of net assets
With Morgan Stanley Dean Witter and Company issued 12/29/00 at 5.25%, due 01/02/01, collateralized by $547,161 in United States Treasury Notes due 05/31/03. Proceeds at maturity are $534,312. (Cost $534,000)		534,000
TOTAL INVESTMENTS: 104.2% of net assets (cost $3,147,209)		3,153,171
CASH AND RECEIVABLES LESS LIABILITIES: (4.2)% of net assets		(128,260)
NET ASSETS: 100%		$03,024,911

*Non-income producing

Statement of Assets and Liabilities

December 31, 2000

ASSETS
Investments, at value (Notes 1 and 2)
Investment securities*	$2,619,171
Repurchase agreements	534,000
Total investments	3,153,171
Cash	730
Receivables
Dividends and interest	354
Capital shares sold	500
Total assets	3,154,755
LIABILITIES
Investment securities purchased	129,844
Total liabilities	129,844
NET ASSETS (Note 7)	$3,024,911
CAPITAL SHARES OUTSTANDING	112,710
NET ASSET VALUE PER SHARE	$000,26.84
*INVESTMENT SECURITIES, AT COST	$2,613,209

Statement of Operations

For the year ended December 31, 2000

INVESTMENT INCOME (Note 1)
Interest income	$0)11,730
Dividend income	23,226
Total investment income	34,956
EXPENSES (Notes 3 and 5)
Investment advisory fees	22,964
Other expenses	15,290
Total expenses	38,254
NET INVESTMENT LOSS	(3,298)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	145,149
Change in net unrealized appreciation of investments	127,567
Net realized and unrealized gain on investments	272,716
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$269,418

Statements of Changes in Net Assets

For the periods indicated

	Year Ended December 31, 2000	Year Ended December 31, 1999
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$00,0(3,298)	$0,00(9,602)
Net realized gain on investments	145,149)	185,505)
Change in net unrealized appreciation (depreciation) of investments	127,567)	(460,869)
Total increase (decrease) in net assets resulting from operations	269,418)	(284,966)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET CAPITAL GAINS	(134,838)	(98,292)
CAPITAL SHARE TRANSACTIONS (Note 8)	(829,359)	2,377,484)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(694,779)	1,994,226)
NET ASSETS
Beginning of year	$)3,719,690)	$)1,725,464)
End of year (including accumulated undistributed net investment loss of $12,900 and $9,602, respectively	$)3,024,911)	$)3,719,690)

Financial Highlights

Selected data for a share outstanding for the periods indicated.

	For the Year Ended December 31,
	2000	1999	1998
Net asset value beginning of period	$25.38	$28.36	$21.09
Investment operations:
Net investment income (loss)	(0.05)	(0.07)	0.03
Net realized and unrealized gain (loss) on securities	2.76	(2.22)	9.02
Total from investment operations	2.71	(2.29)	9.05
Less distributions:
From net investment income	--	--	(0.10)
From capital gains	(1.25)	(0.69)	(1.68)
Total distributions	(1.25)	(0.69)	(1.78)
Net asset value, end of period	$26.84	$25.38	$28.36
Total return (%)	10.70	(8.05)	44.23
Ratios and supplemental data
Net assets, end of period (in thousands)	$3,025	$3,720	$1,725
Ratio of expenses to average net assets (%)	1.25	1.25	1.25
Ratio of net investment income (loss) to average net assets (%)	(0.11)	(0.30)	0.15
Portfolio turnover (%)	89	140	112

Notes to Financial Statements

1. Summary of Significant Accounting Principles.  Mosaic Focus Fund (the "Fund") adopted its current investment objectives and policies effective January 1, 1998. It is a non-diversified equity fund seeking long-term growth of capital. Its policies are to invest in approximately 12-18 stocks. The Fund is organized as a Massachusetts Business Trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Prior to 1998, the Fund, known as Madison Opportunity Fund, Inc., was a diversified, small to mid-cap growth portfolio that was never publicly offered to investors. Its portfolio was liquidated prior to 1998. As such, financial information for periods prior to January 1, 1998 is not presented because it is not indicative of the operations or performance of the Fund under its current investment objectives, policies and operations.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price, if available, and if not available such securities are valued at the mean between their bid and asked prices. Other securities, for which current market quotations are not readily available, are valued at their fair value as determined in good faith by the Board of Trustees. Short-term securities (maturing within 60 days) are valued at amortized cost which approximates market value. Securities with maturities in excess of 60 days are valued at market value. Repurchase Agreements are valued at amortized cost, which approximates market value.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Original issue discount is accreted over the expected life of each applicable security. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Substantially all of the Fund’s accumulated net investment income, if any, determined as gross investment income less expenses, is declared as a regular dividend and distributed to shareholders at year end. Capital gain distributions, if any, are declared and paid annually at year end. Additional distributions may be made if necessary.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., (the "Advisor"), earns an advisory fee of 0.75% per annum of the average net assets of the Fund; the fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 were as follows:

	Purchases	Sales
U. S. Gov’t Securities	--	--
Other	$2,571,225	$3,740,563

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage (0.50%) of average net assets. These fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees who are affiliated with the Advisor and certain promotional expenses.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation are as follows as of December 31, 2000:

Aggregate Cost	$3,147,209)
Gross unrealized appreciation	367,664)
Gross unrealized depreciation	(361,702)
Net unrealized appreciation	$.00.5,962)

7. Net Assets. At December 31, 2000, net assets include the following:

Net paid in capital on shares of beneficial interest	$2,884,696)
Undistributed net investment loss	(12,900)
Accumulated net realized gain	147,153)
Net unrealized appreciation on investments	5,962)
Total net assets	$3,024,911)

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

	Year Ended Dec. 31,
	2000	1999
In Dollars
Shares sold	$)204,704)	$)2,791,279)
Shares issued in reinvestment of dividends	134,340)	98,099)
Total shares issued	339,044)	2,889,378)
Shares redeemed	(1,168,403)	(511,894)
Net increase (decrease)	$0(829,359)	$)2,377,484)

In Shares
Shares sold	8,486)	100,603)
Shares issued in reinvestment of dividends	5,020)	3,916)
Total shares issued	13,506)	104,519)
Shares redeemed	(47,384)	(18,769)
Net increase (decrease)	(33,878)	85,750)

The Mosaic Family of Mutual Funds

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Growth Fund
  Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust

  Mosaic Government Fund
  Mosaic Intermediate Income Fund
  Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust

  Mosaic Tax-Free Arizona Fund
  Mosaic Tax-Free Maryland Fund
  Mosaic Tax-Free Missouri Fund
  Mosaic Tax-Free Virginia Fund
  Mosaic Tax-Free National Fund
  Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling 1-800-368-3195.  Read it carefully before you invest or send money.  This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made.  Mosaic Funds Distributor, LLC.

Transfer Agent
Mosaic Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
www.mosaicfunds.com

Te l e p h o n e N u m b e r s
Shareholder Service
Toll-free nationwide: (888) 670 3600
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